CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, C. K. Lawson, President and Treasurer of Armstrong Associates, Inc. (the "Registrant"), certify to the best of my knowledge that:

      1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2005 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


/s/ C. K. Lawson
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C. K. Lawson, President
March 7, 2006